DELAWARE POOLED® TRUST

The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
(the "Applicable Portfolios")

Supplement to the Portfolios' Prospectus
dated February 27, 2009

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments) including Delaware Management Company, a series of Delaware Management Business Trust (the "Manager"), to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services. Upon the closing of this transaction, the Applicable Portfolios' existing subadvisory agreements with Mondrian Investment Partners Limited ("Mondrian") will terminate.

On September 3, 2009, the Board of Trustees of Delaware Pooled Trust (the "Trust") voted to allow the Applicable Portfolios to rely upon and take action under a "Manager of Managers" exemptive order (the "Multi-Manager Order"). By relying upon the Multi-Manager Order, the Manager will be able to enter into new subadvisory agreements with the Applicable Portfolios' existing sub-adviser, Mondrian, on behalf of the Applicable Portfolios without obtaining shareholder approval.

The following replaces the section "Management of the Fund - Manager of managers structure" on page 69 of the Prospectus.

The Portfolios and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios' Board, for overseeing the Portfolios' sub-advisors and recommending to the Portfolios' Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolios or the Manager.

Effective September 3, 2009, the Manager intends to rely upon the exemptive order and use the Manager of Managers Structure for the Applicable Portfolios. The new sub-advisory agreement for the Applicable Portfolios is expected to take effect on or about January 1, 2010.

While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Trust's other Portfolios, the Manager may, in the future, recommend to the Portfolios' Board the establishment of the Manager of Managers Structure for these Portfolios by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolios' portfolio.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Please keep this Supplement for future reference.

This Supplement is dated September 4, 2009.